UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2018

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 21, 2018, Celgene Corporation, a Delaware corporation (“Celgene”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Juno Therapeutics, Inc., a Delaware corporation (“Juno”), and Blue Magpie Corporation, a Delaware corporation and a subsidiary of Celgene (“Purchaser”), pursuant to which, among other things, subject to the terms and conditions of the Merger Agreement, Purchaser will commence a tender offer (the “Offer”) for all of the outstanding shares of common stock of Juno, par value $0.0001 per share (the “Juno Shares”), other than any Juno Shares that are owned immediately prior to the commencement of the Offer by Celgene, Purchaser, Juno or any of their wholly-owned subsidiaries (the “Cancelled Juno Shares”), at a purchase price of $87.00 per Juno Share, net to the seller in cash, subject to reduction for any applicable withholding taxes (the “Offer Price”). Following the completion of the Offer and subject to the terms and conditions of the Merger Agreement, Purchaser will merge with and into Juno, with Juno surviving as a wholly-owned subsidiary of Celgene, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law without any stockholder approvals (the “Merger”). At the effective time of the Merger (the “Effective Time”), each outstanding Juno Share, other than any shares owned by (i) Juno (or held in its treasury), (ii) Celgene, Purchaser, or any other direct or indirect subsidiary of Celgene, or (iii) any stockholders who are entitled to and who properly exercise and perfect appraisal rights under Delaware law (and have neither withdrawn nor lost their rights), will be automatically converted into the right to receive an amount in cash equal to the Offer Price, without interest. The acquisition transaction has been approved by the boards of directors of both companies and is subject to customary closing conditions, including the tender of at least a majority of outstanding shares of Juno common stock in the tender offer and expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The transaction is anticipated to close in the first quarter of 2018.

In the tender offer, Celgene will offer to purchase all of the outstanding shares of common stock of Juno for $87.00 per share in cash, or an aggregate of approximately $9.0 billion, net of cash acquired. Celgene expects to fund the transaction through a combination of existing cash, marketable securities and the issuance of at least approximately $2.5 billion of senior notes pursuant to a public offering.

The audited consolidated balance sheets of Juno as of December 31, 2016 and 2015, and the related consolidated statements of operations, consolidated statements of comprehensive loss, consolidated statements of cash flows, and consolidated statements of convertible preferred stock and stockholders’ equity (deficit), for each of the three years in the period ended December 31, 2016, the unaudited condensed consolidated balance sheets of Juno as of September 30, 2017 and December 31, 2016, and the related unaudited condensed consolidated statements of operations, unaudited condensed consolidated statements of comprehensive loss and unaudited condensed consolidated statements of cash flows for each of the nine-months ended September 30, 2017 and 2016, and Celgene’s unaudited pro forma condensed combined balance sheet as of September 30, 2017 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 and for the nine-months ended September 30, 2017, giving effect to the Merger as if it had occurred on January 1, 2016, are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. Celgene and Juno undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond the control of either company, including the following: (a) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (b) the inability to complete the transaction due to the failure to satisfy conditions to the transaction; (c) the risk that the proposed transaction disrupts current plans and operations; (d) difficulties or unanticipated expenses in connection with integrating Juno into Celgene; (e) the risk that the acquisition does not perform as planned; and (f) potential difficulties in employee retention following the closing of the transaction. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in the public reports of each company filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

d) Exhibits

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Juno’s Audited Historical Consolidated Financial Statements and Related Notes
99.2	Juno’s Unaudited Condensed Consolidated Financial Statements and Related Notes for the Nine-Months Ended September 30, 2017
99.3	Celgene’s Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes

Exhibit Index

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Juno’s Audited Historical Consolidated Financial Statements and Related Notes
99.2	Juno’s Unaudited Condensed Consolidated Financial Statements and Related Notes for the Nine-Months Ended September 30, 2017
99.3	Celgene’s Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: February 2, 2018	By:	/s/ Peter N. Kellogg
Peter N. Kellogg
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)